Exhibit 99.2

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of October 12, 2004 by and among Hughes Supply, Inc., a Florida corporation (the “Company”), the subsidiaries of the Company parties hereto (the “Guarantors”) and the Initial Purchasers (as hereinafter defined).

This Agreement is made pursuant to the Purchase Agreement dated October 5, 2004 (the “Purchase Agreement”), by and among the Company, as issuer of $300,000,000 aggregate principal amount of 5.50% Senior Notes due 2014 (the “Notes”) together with the several guarantees affixed thereto (the “Guarantees” and, together with the Notes, the “Securities”), the Guarantors and the Initial Purchasers, which provides for, among other things, the sale by the Company to the Initial Purchasers of the aggregate principal amount of Securities specified therein. In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company and the Guarantors have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

In consideration of the foregoing, the parties hereto agree as follows:

1. Definitions. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

“Advice” shall have the meaning set forth in the last paragraph of Section 3(t) hereof.

“Affiliate” has the meaning given to that term in Rule 405 under the Securities Act or any successor rule thereunder.

“Applicable Period” shall have the meaning set forth in Section 3(t) hereof.

“Business Day” shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed.

“Closing Date” shall mean October 12, 2004, the initial date of delivery of the Securities from the Company to the Initial Purchasers.

“Company” shall have the meaning set forth in the preamble to this Agreement and also includes the Company’s successors and permitted assigns.

“Depositary” shall mean The Depository Trust Company, or any other depositary appointed by the Company; provided, however, that such depositary must have an address in the Borough of Manhattan, The City of New York.

“Effectiveness Period” shall have the meaning set forth in Section 2(b) hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Exchange Offer” shall mean the offer by the Company to the Holders to exchange all of the Registrable Securities held by each such Holder for a like amount of Exchange Securities pursuant to Section 2(a) hereof

“Exchange Offer Registration” shall mean a registration under the Securities Act effected pursuant to Section 2(a) hereof.

“Exchange Offer Registration Statement” shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form), and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein.

“Exchange Period” shall have the meaning set forth in Section 2(a) hereof.

“Exchange Securities” shall mean the 5.50% Senior Notes due 2014 issued by the Company under the Indenture containing terms identical in all material respects to the Securities (except that (i) interest thereon shall accrue from the last date on which interest was paid or duly provided for on the Securities or, if no such interest has been paid, from the date of their original issue, (ii) they will not contain terms with respect to transfer restrictions under the Securities Act, and (iii) they will not provide for any Liquidated Damages thereon).

“Guarantors” shall have the meaning set forth in the preamble to this Agreement and also includes each Guarantor’s successors and permitted assigns.

“Holder” shall mean any Initial Purchaser, for so long as it owns any Registrable Securities, and each of its successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities under the Indenture.

“Indenture” shall mean the Indenture, dated as of October 12, 2004, among the Company, as issuer, the Guarantors and U.S. Bank National Association, as trustee, as the same may be amended or supplemented from time to time in accordance with the terms thereof.

“Initial Purchasers” shall mean Lehman Brothers Inc., Banc of America Securities LLC, SunTrust Capital Markets, Inc. and Wells Fargo Securities, LLC.

“Inspectors” shall have the meaning set forth in Section 3(o) hereof.

“Liquidated Damages” shall have the meaning set forth in Section 2(e) hereof.

“Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of outstanding Registrable Securities.

“Notes” shall have the meaning set forth in the preamble to this Agreement.

“Participating Broker-Dealer” shall have the meaning set forth in Section 3(t) hereof.

“Person” shall mean an individual, partnership, corporation, trust or unincorporated organization, limited liability company, or a government or agency or political subdivision thereof or other legal entity.

“Prospectus” shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments to the related Registration Statement, and in each case including all documents incorporated by reference therein.

“Purchase Agreement” shall have the meaning set forth in the preamble to this Agreement.

“Records” shall have the meaning set forth in Section 3(o) hereof.

“Registration Expenses” shall mean any and all expenses incident to the performance of or compliance by the Company with this Agreement, including without limitation: (i) all SEC and National Association of Securities Dealers, Inc. (the “NASD”) registration and filing fees, including, if applicable, the fees and expenses of any “qualified independent underwriter” (and its counsel) that is required to be retained by any Holder of Registrable Securities in accordance with the rules and regulations of the NASD, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of one counsel for all underwriters and Holders as a group in connection with blue sky qualification of any of the Exchange Securities or Registrable Securities) and compliance with the rules of the NASD, (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, and in preparing or assisting in preparing, printing and distributing any underwriting agreements, Securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) the fees and disbursements of counsel for the Company and of the independent certified public accountants of the Company and its subsidiaries, including the expenses of any “cold comfort” letters required by or incident to the performance of and compliance with this Agreement, and (vi) the reasonable fees and expenses of the Trustee and its counsel and any exchange agent or custodian.

“Registrable Securities” shall mean each Note, until the earliest to occur of (a) the date on which such Note has been exchanged by a Person other than a Participating Broker-Dealer for Exchange Securities in the Exchange Offer, (b) following the exchange by a Participating Broker-Dealer in the Exchange Offer of such Note for one or more Exchange Securities, the date on which such Exchange Securities are sold to a purchaser in accordance with the Exchange Offer Registration Statement, (c) the date on which such Note has been registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement and (d) the date on which such Note is eligible to be distributed to the public pursuant to Rule 144(k) under the Securities Act.

“Registration Statement” shall mean any registration statement of the Company and the Guarantors which covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein.

“Rule 144(k) Period” shall mean the period of two years (or such shorter period as may hereafter be referred to in Rule 144(k) under the Securities Act (or similar successor rule)) commencing on the Closing Date.

“SEC” shall mean the Securities and Exchange Commission.

“Securities” shall have the meaning set forth in the preamble to this Agreement.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf Registration” shall mean a registration effected pursuant to Section 2(b) hereof.

“Shelf Registration Event” shall have the meaning set forth in Section 2(b) hereof.

“Shelf Registration Event Date” shall have the meaning set forth in Section 2(b) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Company and the Guarantors pursuant to the provisions of Section 2(b) hereof which covers all of the Registrable Securities (except Registrable Securities which the Holders have elected not to include in such Shelf Registration Statement or the Holders of which have not complied with their obligations under the penultimate paragraph of Section 3 hereof or under the first paragraph of Section 2(b) hereof) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein.

“Suspension Period” shall have the meaning set forth in Section 3(j) hereof.

“TIA” shall have the meaning set forth in Section 3(l) hereof.

“Trustee” shall mean the trustee under the Indenture.

2. Registration Under the Securities Act.

(a) Exchange Offer. Except as set forth in Section 2(b) below, the Company and each of the Guarantors shall, for the benefit of the Holders, at the Company’s cost, (i) file with the SEC within 210 calendar days after the Closing Date an Exchange Offer Registration Statement relating to the Exchange Offer, (ii) use commercially reasonable efforts to cause such Exchange Offer Registration Statement to be declared effective under the Securities Act by the SEC not later than the date which is 300 calendar days after the Closing Date, and (iii) provided such Exchange Offer Registration Statement has been declared effective under the Securities Act by the SEC, commence the Exchange Offer and keep the Exchange Offer open for not fewer than 30 calendar days, or longer if required by applicable law, after the date on which such Registration Statement was declared effective by the SEC (such period referred to herein as the “Exchange Period”) and at the termination thereof issue Exchange Securities in exchange for all Registrable Securities validly tendered prior thereto in the Exchange Offer.

In connection with the Exchange Offer, the Company shall:

(i) mail to each Holder a copy of the Prospectus forming a part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

(ii) utilize the services of the Depositary for the Exchange Offer with respect to Securities represented by a global certificate;

(iii) permit Holders to withdraw tendered Registrable Securities at any time prior to the close of business, New York City time, on the last Business Day of the Exchange Period, by sending to the institution specified in the notice to Holders a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange, and a statement that such Holder is withdrawing its election to have such Registrable Securities exchanged;

(iv) notify each Holder that any Registrable Security not tendered by such Holder in the Exchange Offer will remain outstanding and continue to accrue interest but will not retain any rights under this Agreement (except in the case of the Initial Purchasers and Participating Broker-Dealers as provided herein); and

(v) otherwise comply in all material respects with all applicable laws and regulations relating to the Exchange Offer.

As soon as practicable after the close of the Exchange Offer, the Company shall:

(i) accept for exchange all Registrable Securities or portions thereof duly tendered and not validly withdrawn pursuant to the Exchange Offer in accordance with the terms of the Exchange Offer Registration Statement and letter of transmittal;

(ii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Company; and

(iii) issue, and cause the Trustee under the Indenture to promptly authenticate and deliver to each Holder, Exchange Securities equal in principal amount to the principal amount of the Securities as are surrendered by such Holder.

Interest on each Exchange Note issued pursuant to the Exchange Offer will accrue from the last date on which interest was paid or duly provided for on the Note surrendered in exchange therefor or, if no interest has been paid on such Note, from the date of original issue of such Note. To the extent not prohibited by any judicial order, judgment, law, regulation or applicable interpretation of the staff of the SEC, the Company and the Guarantors shall use commercially reasonable efforts to complete the Exchange Offer as provided above, and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions other than those conditions that are customary in similar exchange offers, except as may be required by applicable law. Each Holder of Registrable Securities who wishes to exchange such Registrable Securities for Exchange Securities in the Exchange Offer will be required to make certain customary representations in connection therewith, including representations that (i) it is not an Affiliate of the Company, (ii) it is not a broker-dealer tendering Registrable Securities acquired directly from the Company, (iii) the Securities being exchanged, and the Exchange Securities to be received, by it have been or are being acquired in the ordinary course of its business and (iv) at the time of the Exchange Offer, it has no arrangements or understandings with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities. The Company shall inform the Initial Purchasers, after consultation with the Trustee, of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchasers shall have the right to contact such Holders in order to facilitate the tender of Registrable Securities in the Exchange Offer.

Upon consummation of the Exchange Offer in accordance with this Section 2(a), the provisions of this Agreement shall continue to apply, mutatis mutandis, solely with respect to Exchange Securities held by Initial Purchasers and Participating Broker-Dealers, and the Company shall have no further obligation to register the Registrable Securities held by any other Holder pursuant to Section 2(b) of this Agreement.

(b) Shelf Registration. If (i) because of any change in law, regulation or in currently prevailing interpretations thereof by the staff of the SEC, the Company is not permitted to effect the Exchange Offer as contemplated by Section 2(a) hereof or (ii) after commencement but prior to consummation of the Exchange Offer, any Holder of Registrable Securities shall notify the Company (A) that such Holder is prohibited by applicable law or SEC policy from participating in the Exchange Offer, (B) that such Holder may not resell the Exchange Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or (C) that such Holder is a broker-dealer and holds Securities acquired directly from the Company or one of its Affiliates (any of the events specified in (i), (ii) or (iii) being a “Shelf Registration Event”, and the date of occurrence thereof, the “Shelf Registration Event Date”), then in addition to or in lieu of conducting the Exchange Offer contemplated by Section 2(a), as the case may be, the Company and each of the Guarantors shall promptly notify the Holders in writing thereof and shall, at its cost, file as promptly as practicable after such Shelf Registration Event Date and, in any event, within 45 days after such Shelf Registration Event Date, a Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Securities (other than Registrable Securities owned by Holders who have elected not to include such Registrable Securities in such Shelf Registration Statement or who have not complied with their obligations under the penultimate paragraph of Section 3 hereof or under this paragraph), and shall use commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the SEC as soon as practicable and, in any event, on or before the 90th day after the Shelf Registration Event Date or, if later, the 300th day after the Closing Date. No Holder of Registrable Securities shall be entitled to include any of its Registrable Securities in any Shelf Registration pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 15 days after receipt of a request therefor, such information as the Company may, after conferring with counsel with regard to information relating to Holders that would be required by the SEC to be included in such Shelf Registration Statement or Prospectus included therein, reasonably request for inclusion in such Shelf Registration Statement or Prospectus. Each Holder as to which any Shelf Registration is being effected agrees to furnish to the Company, without request and as soon as practicable, all information with respect to such Holder necessary to make the information previously furnished to the Company by such Holder not materially misleading.

The Company and each of the Guarantors agree to use commercially reasonable efforts to keep the Shelf Registration Statement continuously effective and the Prospectus included therein usable for resales for the earlier of (x) the expiration of the Rule 144(k) Period or (y) such time as all of the Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or otherwise cease to be Registrable Securities (the period from the effective date of the Shelf Registration Statement until the earlier of the events described in clauses (x) or (y) being the “Effectiveness Period”). The Company shall not permit any securities other than Registrable Securities to be included in the Shelf Registration. The Company will, in the event a Shelf Registration Statement is declared effective, provide to each Holder of Registrable Securities covered thereby, a reasonable number of copies of the Prospectus which is a part of the Shelf Registration Statement, notify each such Holder when the Shelf Registration has become effective and take any other action required to permit unrestricted resales of the Registrable Securities. The Company and each of the Guarantors further agrees to supplement or amend the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registrations, and the Company agrees to furnish to the Holders of Registrable Securities covered by such Shelf Registration Statement a reasonable number copies of any such supplement or amendment promptly after its being filed with the SEC.

(c) Expenses. The Company and the Guarantors shall pay all Registration Expenses in connection with any Registration Statement filed pursuant to Section 2(a) and/or 2(b) hereof and will reimburse the Initial Purchasers for the reasonable fees and disbursements of Simpson Thacher & Bartlett LLP incurred in connection with the Exchange Offer and the Shelf Registration Statement, as applicable. Except as provided herein, each Holder shall pay all expenses of its counsel, underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to the Shelf Registration Statement.

(d) Effective Registration Statement. An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of Registrable Securities pursuant to such Exchange Offer Registration Statement or Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Exchange Offer Registration Statement or Shelf Registration Statement will be deemed not to have been effective during the period beginning upon the commencement of such interference and ending at the time the offering of Registrable Securities pursuant to such Registration Statement may legally resume. The Company and each of the Guarantors will be deemed not to have used commercially reasonable efforts to cause the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, to become, or to remain, effective during the requisite period if it voluntarily and knowingly takes any action that results in any such Registration Statement not being declared effective or that results in the otherwise eligible Holders of Registrable Securities covered thereby not being able to exchange or offer and sell such Registrable Securities during that period, unless such action is required by applicable law or regulation.

(e) Liquidated Damages. In the event that:

(i) the Exchange Offer Registration Statement is not filed with the SEC on or prior to the 210th day after the Closing Date, then, commencing on the 211th day after the Closing Date, a special interest premium shall accrue on the principal amount of the Securities at a rate of 0.25% per annum (which premium shall be increased to 0.50% per annum after the first 90 days that such premium continues to accrue) (“Liquidated Damages”);

(ii) the Exchange Offer Registration Statement is not declared effective by the SEC on or prior to the 300th day after the Closing Date, then, commencing on the 301st day after the Closing Date, Liquidated Damages shall accrue on the principal amount of the Securities;

(iii) the Company and the Guarantors have not consummated the Exchange Offer on or before the 45th day after the Exchange Offer Registration Statement is declared effective by the SEC, then, commencing on the 46th day after such effective date, Liquidated Damages shall accrue on the principal amount of the Securities;

(iv) the Shelf Registration Statement is required to be filed pursuant to Section 2(b) but is not declared effective by the SEC on or before the later of (A) the 90th day after the Shelf Registration Event Date and (B) the 300th day after the Closing Date, then, commencing on the 91st day after the Shelf Registration Event Date or the 301st day after the Closing Date, as the case may be, Liquidated Damages shall accrue on the principal amount of the Securities.

(v) the Shelf Registration Statement or the Exchange Offer Registration Statement, as the case may be, has been declared effective and, other than as a result of the commencement of a Suspension Period in accordance with Section 3(j), such Registration Statement ceases to be continuously effective or the Prospectus contained in such Registration Statement ceases to be usable for resales at any time prior to the expiration of the Effectiveness Period (in the case of a Shelf Registration Statement) or the Applicable Period (in the case of an Exchange Offer Registration Statement) without being succeeded within five Business Days by a post-effective amendment to such Registration Statement or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act that cures such failure and, in the case of a post-effective amendment, is itself immediately declared effective, then Liquidated Damages shall accrue on the principal amount of the Registrable Securities covered by such Registration Statement commencing on the 6th business day after such Registration Statement ceases to be effective or the Prospectus ceases to be usable for resales; provided, however, that no Liquidated Damages shall accrue pursuant to this clause (v) either (A) prior to the consummation of the Exchange Offer or (B) on Registrable Securities held by Persons other than Participating Broker-Dealers, in either case solely because the Exchange Offer Registration Statement has ceased to be effective or the Prospectus contained therein has ceased to be usable for resales; and

(vi) (A) prior to or on the 45th or 75th day, as the case may be, of any Suspension Period, such suspension has not been terminated or (B) Suspension Periods exceed an aggregate of 90 days in any 360 day period or an aggregate of 45 days (or 75 days, as applicable) in any 90-day period, then Liquidated Damages shall accrue on the principal amount of the Registrable Securities commencing upon the day following such 45th, 75th or 90th day, as the case may be;

provided, however, that the aggregate amount of Liquidated Damages in respect of the Securities may not exceed 0.50% per annum (regardless of whether multiple events triggering Liquidated Damages under this subsection (e) exist); provided, further, however, that (1) upon the filing of the Exchange Offer Registration Statement (in the case of clause (i) above), (2) upon the effectiveness of the Exchange Offer Registration Statement (in the case of clause (ii) above), (3) upon the consummation of the Exchange Offer (in the case of clause (iii) above), (4) upon the effectiveness of the Shelf Registration Statement (in the case of clause (iv) above) and (5) upon the earlier of (x) such time as the Registration Statement which had ceased to remain effective or the Prospectus which had ceased to be usable for resales again becomes effective and usable for resales, as applicable, (y) except with respect to Exchange Securities held by a Participating Broker-Dealer, the expiration of the Effectiveness Period and (z) with respect to Exchange Securities held by a Participating Broker-Dealer, such time as the Participating Broker-Dealer may resell the Exchange Securities pursuant to the exemption provided by Section 4(3) of the Securities Act (in the case of each of clauses (v) and (vi) above), Liquidated Damages on the principal amount of the Securities as a result of such clause (or the relevant subclause thereof) shall cease to accrue;

provided, further, however, that if the Exchange Offer Registration Statement is not declared effective by the SEC on or prior to the 300th day after the Closing Date and the Company shall request Holders to provide the information required by the SEC for inclusion in the Shelf Registration Statement, the Securities owned by Holders who do not provide such information when required pursuant to Section 2(b) will not be entitled to any Liquidated Damages for any day after the 301st day after the Closing Date, regardless of the existence of any events which would otherwise trigger Liquidated Damages under this subsection (e) for such Holders.

Any Liquidated Damages due pursuant to Section 2(e)(i), (ii), (iii), (iv), (v) or (vi) above will be payable in cash on the next succeeding April 15 or October 15, as the case may be, to eligible Holders (as determined under this subsection (e)) on the relevant record dates for the payment of interest pursuant to the Indenture.

(f) Specific Enforcement. Without limiting the remedies available to the Holders, the Company and each of the Guarantors acknowledges that any failure by the Company and each of the Guarantors to comply with its obligations under Section 2(a) and

Section 2(b) hereof may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Holder may obtain such relief as may be required to specifically enforce the Company and each of the Guarantor’s obligations under Section 2(a) and Section 2(b) hereof.

3. Registration Procedures. In connection with the obligations of the Company and each of the Guarantors with respect to the Registration Statements pursuant to Sections 2(a) and 2(b) hereof, the Company and each of the Guarantors shall:

(a) prepare and file with the SEC a Registration Statement or Registration Statements as prescribed by Sections 2(a) and 2(b) hereof within the relevant time period specified in Section 2 hereof on the appropriate form under the Securities Act, which form shall (i) be selected by the Company, (ii) in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the selling Holders thereof and, in the case of an Exchange Offer, be available for the exchange of Registrable Securities, and (iii) comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; and use commercially reasonable efforts to cause such Registration Statement to become effective and remain effective (and, in the case of a Shelf Registration Statement, the Prospectus to be usable for resales) in accordance with Section 2 hereof; provided, however, that if (1) such filing is pursuant to Section 2(b), or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2(a) is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to and afford the Holders of the Registrable Securities and each such Participating Broker-Dealer, as the case may be, covered by such Registration Statement, their counsel and the managing underwriters, if any, a reasonable opportunity to review (for up to five Business Days) copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed; and the Company shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded an opportunity to review prior to the filing of such document if the Majority Holders of the Registrable Securities the Holders of which must be afforded the opportunity of such review, or such Participating Broker-Dealer, as the case may be, their counsel or the managing underwriters, if any, shall reasonably object in a timely manner;

(b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the Effectiveness Period or the Applicable Period, as the case may be, and cause each Prospectus to be supplemented, if so determined by the Company or requested by the SEC, by any required prospectus supplement and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the Securities Act, and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder applicable to it with respect to the disposition of all Securities covered by each Registration Statement during the Effectiveness Period or the Applicable Period, as the case may be, in accordance with the intended method or methods of distribution by the selling Holders thereof described in this Agreement (including sales by any Participating Broker-Dealer);

(c) in the case of an Exchange Offer Registration Statement, if, because of a change in law, regulation or in currently prevailing interpretations thereof by the staff of the SEC after the date hereof, in the reasonable opinion of counsel to the Company and each of the Guarantors there is a genuine question as to whether or not the Exchange Offer is permitted by the federal securities laws, promptly seek a no-action letter or other appropriate guidance from the SEC allowing the Company and each of the Guarantors to consummate an Exchange Offer for such Securities. The Company and each of the Guarantors hereby agrees to use its reasonable efforts to pursue the issuance of such guidance to the SEC staff level but shall not be required to make commercially unreasonable efforts to effect a change of SEC policy. The Company and each of the Guarantors hereby agrees, however, to diligently pursue a resolution (which need not be favorable) by the SEC staff of such submission. Assuming compliance by the Company and each of the Guarantors with the foregoing, the failure to obtain such resolution by the 180th day following the Closing Date shall constitute a Shelf Registration Event under clause (i) of Section 2(b) hereof and therefore no Liquidated Damages shall accrue pursuant to Section 2(e)(i) or 2(e)(ii) hereof;

(d) in the case of a Shelf Registration, (i) notify each Holder of Registrable Securities included in the Shelf Registration Statement, at least three Business Days prior to filing, that a Shelf Registration Statement with respect to the Registrable Securities is being filed and advising such Holder that the distribution of Registrable Securities will be made in accordance with the method selected by the Majority Holders of the Registrable Securities, (ii) furnish to each Holder of Registrable Securities included in the Shelf Registration Statement and to each underwriter of an underwritten offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary prospectus, and any amendment or supplement thereto, and such other documents as such Holder or underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities and (iii) consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities included in the Shelf Registration Statement in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

(e) in the case of a Shelf Registration, register or qualify the Registrable Securities under all applicable state securities or “blue sky” laws of such jurisdictions by the time the applicable Registration Statement is declared effective by the SEC as any Holder of Registrable Securities covered by a

Registration Statement and each underwriter of an underwritten offering of Registrable Securities shall reasonably request in writing in advance of such date of effectiveness, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder and underwriter to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that none of the Company or the Guarantors shall be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (ii) file any general consent to service of process in any jurisdiction where it would not otherwise be subject to such service of process or (iii) subject itself to taxation in any such jurisdiction if it is not then so subject;

(f) (1) in the case of a Shelf Registration or (2) if Participating Broker-Dealers from whom the Company has received prior written notice that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in Section 3(t) hereof, are seeking to sell Exchange Securities and are required to deliver Prospectuses, promptly notify each Holder of Registrable Securities, or such Participating Broker-Dealers, as the case may be, their counsel and the managing underwriters, if any, and promptly confirm such notice in writing (i) when a Registration Statement has become effective and when any post-effective amendments thereto become effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement or Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the qualification of the Registrable Securities or the Exchange Securities to be offered or sold by any Participating Broker-Dealer in any jurisdiction described in Section 3(e) hereof or the initiation of any proceedings for that purpose, (iv) in the case of a Shelf Registration, if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company and each of the Guarantors contained in any purchase agreement, securities sales agreement or other similar agreement cease to be true, correct and complete in all material respects, (v) of the happening of any event or the failure of any event to occur or the discovery of any facts, during the Effectiveness Period, which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which causes such Registration Statement or Prospectus to omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, as well as any other corporate developments, public filings with the SEC or similar events causing such Registration Statement not to be effective or the Prospectus not to be useable for resales and (vi) of the reasonable determination of the Company and the Guarantors that a post-effective amendment to the Registration Statement would be appropriate;

(g) obtain the withdrawal of any order suspending the effectiveness of a Registration Statement as soon as practicable;

(h) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities included within the coverage of such Shelf Registration Statement, without charge, at least one conformed copy of each Registration Statement relating to such Shelf Registration and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

(i) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends (except any customary legend borne by securities held through The Depository Trust Company or any similar depository) and in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders or the underwriters may reasonably request (provided such names are consistent with the names of the selling securityholders set forth in the Shelf Registration Statement) at least two Business Days prior to the closing of any sale of Registrable Securities pursuant to such Shelf Registration Statement;

(j) in the case of a Shelf Registration or an Exchange Offer Registration, promptly after the occurrence of any event specified in Section 3(f)(ii), 3(f)(iii), 3(f)(v) (subject to any Suspension Period commenced in accordance with this Section 3(j)) or 3(f)(vi) hereof, or any other event that would cause such Registration Statement or the Prospectus contained therein not to be effective and usable for resales of Registrable Securities in accordance with the methods of distribution described therein during the Effectiveness Period (in the case of a Shelf Registration) or the Applicable Period (in the case of an Exchange Offer Registration), prepare a supplement or post-effective amendment to such Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that as so amended or supplemented such Registration Statement and Prospectus will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and will be usable for for their intended purposes; and the Company shall notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend use of the Prospectus until the Company and the Guarantors have amended or supplemented the Registration Statement or Prospectus to correct such misstatement or omission;

notwithstanding the foregoing, the Company may suspend the effectiveness of the Registration Statement by written notice to the Holders (in the case of a Shelf Registration Statement) or to the Participating Broker-Dealers who have notified the Company that they will be utilizing the Prospectus contained in the Exchange

Offer Registration Statement as provided in Section 3(t) (in the case of an Exchange Offer Registration Statement), for a period not to exceed an aggregate of 45 days in any 90-day period (each such period, a “Suspension Period”) if:

(x) an event occurs and is continuing as a result of which such Registration Statement would, in the Company and the Guarantors’ reasonable judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

(y) the Company reasonably determines that the disclosure of such event at such time would have a material adverse effect on the business of the Company and its subsidiaries taken as a whole or on a previously undisclosed proposed or pending material business transaction;

provided, that if the disclosure relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which would impede the Company and the Guarantors’ ability to consummate such transaction, the Company and the Guarantors may extend a Suspension Period from 45 days to 75 days; provided, however, that Suspension Periods shall not exceed an aggregate of 90 days in any 360-day period; provided, further, however, that the commencement of a Suspension Period shall not relieve the Company and each of the Guarantors of its obligations to pay Liquidated Damages in accordance with Section 2(e), except as provided therein, or to consummate the Exchange Offer in accordance with, and within the time period specified in, this Agreement.

(k) obtain a CUSIP number, and any other appropriate security identification number, for the Exchange Securities or the Registrable Securities, as the case may be, not later than the effective date of a Registration Statement, and provide the Trustee with certificates for the Exchange Securities or the Registrable Securities, as the case may be, in a form eligible for deposit with the Depositary;

(l) cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the “TIA”), in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be, and effect such changes to such documents as may be required for them to be so qualified in accordance with the terms of the TIA and execute, and cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such documents to be so qualified in a timely manner;

(m) in the case of a Shelf Registration, enter into such agreements (including underwriting agreements) as are customary in underwritten offerings and take all such other appropriate actions in connection therewith as are reasonably requested by the Holders of at least 25% in aggregate principal amount of the Registrable Securities in order to expedite or facilitate the registration or the disposition of the Registrable Securities;

(n) in the case of a Shelf Registration, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, if requested by (x) an Initial Purchaser, in the case where such Initial Purchaser holds Securities acquired by it as part of its initial placement, or (y) Holders of at least 25% in aggregate principal amount of the Registrable Securities covered thereby: (i) make such representations and warranties to Holders of such Registrable Securities and the underwriters (if any), with respect to the business of the Company as then conducted and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and the Guarantors and updates thereof (which may be in the form of a reliance letter) in form and substance reasonably satisfactory to the managing underwriters (if any) and the Holders of a majority in amount of the Registrable Securities being sold, addressed to each selling Holder and the underwriters (if any) covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters (it being agreed that the matters to be covered by such opinion may be subject to customary qualifications and exceptions); (iii) obtain “cold comfort” letters and updates thereof in form and substance reasonably satisfactory to the managing underwriters from the independent certified public accountants of the Company, addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings and such other matters as reasonably requested by such underwriters in accordance with Statement on Auditing Standards No. 72; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 4 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Securities covered by such Registration Statement and the managing underwriters) customary for such agreements with respect to all parties to be indemnified pursuant to said Section (including, without limitation, such underwriters and selling Holders); and in the case of an underwritten registration, the above requirements shall be satisfied at each closing under the related underwriting agreement or as and to the extent required thereunder;

(o) if (1) a Shelf Registration is filed pursuant to Section 2(b) or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2(a) is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, make reasonably available for inspection by any selling Holder of Registrable Securities or Participating Broker-Dealer, as applicable, who certifies to the Company that it has a current intention to sell Registrable Securities pursuant to the Shelf Registration, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney, accountant or other agent retained by any such selling Holder, Participating Broker-Dealer, as the case may be, or underwriter (collectively, the “Inspectors”), at the offices where normally kept, during the Company’s normal business hours, all financial and other records, pertinent organizational and operational documents and properties of the Company and the Guarantors (collectively, the “Records”) as shall be reasonably necessary to enable them to conduct due diligence activities, and cause the officers, directors and employees of the Company and the Guarantors to supply all relevant information in each case reasonably requested by any such Inspector in connection with such Registration Statement; Records and information which the Company and the Guarantors determine, in good faith, to be confidential and any Records and information which they notify the Inspectors are confidential shall not be disclosed to any Inspector except where (i) the disclosure of such Records or information is necessary to avoid or correct a material misstatement or omission in such Registration Statement, (ii) the release of such Records or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or is necessary in connection with any action, suit or proceeding or (iii) such Records or information previously has been made generally available to the public; each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to agree in writing that Records and information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such Records and information are made generally available to the public through no fault of an Inspector or a selling Holder; and each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to further agree in writing that it will, upon learning that disclosure of such Records or information is sought in a court of competent jurisdiction, or in connection with any action, suit or proceeding, give notice to the Company and allow the Company at its expense to undertake appropriate action to prevent disclosure of the Records and information deemed confidential;

(p) comply with all applicable rules and regulations of the SEC so long as any provision of this Agreement shall be applicable and make generally available to its security holders earning statements satisfying the provisions of Section 11 (a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods, provided that the obligations under this paragraph (p) shall be satisfied by the timely filing of quarterly and annual reports on Forms 10-Q and 10-K under the Exchange Act;

(q) if an Exchange Offer is to be consummated, upon delivery of the Registrable Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Securities, the Company shall mark, or cause to be marked, on such Securities delivered by such Holders that such Securities are being cancelled in exchange for the Exchange Securities; it being understood that in no event shall such Securities be marked as paid or otherwise satisfied;

(r) cooperate with each seller of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;

(s) take all other steps necessary to effect the registration of the Registrable Securities covered by a Registration Statement contemplated hereby;

(t) (A) in the case of the Exchange Offer Registration Statement (i) include in the Exchange Offer Registration Statement a section entitled “Plan of Distribution,” which section shall be reasonably acceptable to the Initial Purchasers or another representative of the Participating Broker-Dealers, and which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential “underwriter” status of any broker-dealer that holds Registrable Securities acquired for its own account as a result of market-making activities or other trading activities (a “Participating Broker-Dealer”) and that will be the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Securities to be received by such broker-dealer in the Exchange Offer, whether such positions or policies have been publicly disseminated by the staff of the SEC or such positions or policies, in the reasonable judgment of the Initial Purchasers or such other representative, represent the prevailing views of the staff of the SEC, including a statement that any such broker-dealer who receives Exchange Securities for Registrable Securities pursuant to the Exchange Offer may be deemed a statutory underwriter and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities, (ii) furnish to each Participating Broker-Dealer who has delivered to the Company the notice referred to in Section 3(f), without charge, as many copies of each Prospectus included in the Exchange Offer Registration Statement, including any preliminary Prospectus, and any amendment or supplement thereto, as such Participating Broker-Dealer may reasonably request (the Company and each of the Guarantors hereby consents to the use of the Prospectus forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto by any Person subject to the prospectus delivery requirements of the Securities Act, including all Participating Broker-Dealers, in connection with the sale or transfer of the Exchange Securities covered by the Prospectus or any amendment or supplement thereto), (iii) use commercially reasonable efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such Persons must comply with such requirements under the Securities Act and applicable rules and regulations in order to resell the Exchange Securities; provided, however, that such period shall not be required to exceed 180 days (or such longer period if extended pursuant to the last sentence of Section 3 hereof) (the “Applicable Period”), and (iv) include in the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer (x) the following provision:

“If the exchange offeree is a broker-dealer holding Registrable Securities acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Securities received in respect of such Registrable Securities pursuant to the Exchange Offer”;

and (y) a statement to the effect that by a Participating Broker-Dealer making the acknowledgment described in clause (x) and by delivering a Prospectus in connection with the exchange of Registrable Securities, the Participating Broker-Dealer will not be deemed to admit that it is an underwriter within the meaning of the Securities Act; and

(B) in the case of any Exchange Offer Registration Statement, the Company and each of the Guarantors agrees to deliver to the Initial Purchasers or to another representative of the Participating Broker-Dealers, if reasonably requested by an Initial Purchaser or such other representative of Participating Broker-Dealers, on behalf of the Participating Broker-Dealers upon consummation of the Exchange Offer (i) an opinion of counsel in form and substance reasonably satisfactory to such Initial Purchaser or such other representative of the Participating Broker-Dealers, covering the matters customarily covered in opinions requested in connection with exchange offer registration statements and such other matters as may be reasonably requested (it being agreed that the matters to be covered by such opinion may be subject to customary qualifications and exceptions), (ii) an officer’s certificate substantially similar to that specified in Section 7(g) of the Purchase Agreement and such additional certifications as are customarily delivered in a public offering of debt securities and (iii) upon the effectiveness of the Exchange Offer Registration Statement, a comfort letter in customary form if permitted by Statement on Auditing Standards No. 72.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller as may be required by the staff of the SEC to be included in a Registration Statement. The Company may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request. The Company shall have no obligation to register under the Securities Act the Registrable Securities of a seller who so fails to furnish such information.

In the case of a Shelf Registration Statement, or if Participating Broker-Dealers who have notified the Company that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in this Section 3(t) are seeking to sell Exchange Securities and are required to deliver Prospectuses, each Holder agrees that, upon receipt of any notice from the Company of the occurrence of any event specified in Section 3(f)(ii), 3(f)(iii), 3(f)(v) or 3(f)(vi) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(j) hereof or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, if so directed by the Company, such Holder will deliver to the Company (at the Company’s expense) all copies in such Holder’s possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities or Exchange Securities, as the case may be, current at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of Registrable Securities or Exchange Securities, as the case may be, pursuant to a Registration Statement, the Company shall use its reasonable best efforts to file and commercially reasonable efforts to have declared effective (if an amendment), as soon as practicable after the resolution of the related matters, an amendment or supplement to the Registration Statement and shall extend the period during which such Registration Statement is required to be maintained effective and the Prospectus usable for resales pursuant to this Agreement by the number of days in the period from and including the date of the giving of such notice to and including the date when the Company shall have made available to the Holders (x) copies of the supplemented or amended Prospectus necessary to resume such dispositions or (y) the Advice.

4. Indemnification and Contribution. (a) In connection with a Shelf Registration Statement or in connection with any delivery of a Prospectus contained in an Exchange Offer Registration Statement by any Participating Broker-Dealer or Initial Purchaser, as applicable, who seeks to sell Exchange Securities, each of the Company and the Guarantors shall, jointly and severally, indemnify and hold harmless each Holder of Registrable Securities included within any such Shelf Registration Statement and any applicable underwriter and each Participating Broker-Dealer or Initial Purchaser selling Exchange Securities, and each Person, if any, who controls any such Person within the meaning of Section 15 of the Securities Act (each, a “Participant”) against any and all loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Registrable Securities) to which such Participant may became subject under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon:

(i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto) covering Registrable Securities or Exchange Securities, as applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(ii) any act or failure to act or any alleged act or failure to act by any Participant in connection with, or relating in any manner to, the Registrable Securities or the offering thereof as contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) above (provided that the Company and the Guarantors shall not be liable under this clause (ii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failure to act undertaken or omitted to be taken by such Participant through its gross negligence or willful misconduct);

and shall reimburse each Participant promptly upon demand for any legal or other expenses reasonably incurred by such Participant in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of (i) an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished in writing to the Company or the Guarantors by the Participants expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) or (ii) the failure of any Holder to comply with the provisions of the last paragraph of Section 3; provided further, that as to any preliminary Prospectus, the indemnity agreement contained in this Section 4(a) shall not inure to the benefit of any such Participant on account of any loss, claim, damage, liability, action or expense arising from the sale of the Securities to any person by that Participant if (i) that Participant failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Securities Act and (ii) the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such preliminary Prospectus was corrected in the Prospectus, unless, in each case, such failure resulted from non-compliance by the Company and the Guarantors with Section 3 hereof. The foregoing indemnity is in addition to any liability which the Company and the Guarantors may otherwise have to any Participant.

(b) Each of the Initial Purchasers and each Participant agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantors and their respective directors, officers and employees, and each Person, if any, who controls the Company or the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 4(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company or the Guarantors by such Participant expressly for use in such Registration Statement (or any amendment thereto), or any such Prospectus (or any amendment or supplement thereto); provided, however, that, in the case of a Shelf Registration Statement, no such Participant shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Participant from the sale of Registrable Securities pursuant to such Shelf Registration Statement. The foregoing indemnity is in addition to any liability which any Participant may otherwise have to the Company and the Guarantors.

(c) Promptly after receipt by an indemnified party under this Section 4 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 4, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 4 except to the extent it has been materially prejudiced by such failure and, provided further that the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to an indemnified party otherwise than under this Section 4. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 4 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that a Participant that is an indemnified party shall have the right, upon written notice to the Company, to employ counsel to represent jointly such indemnified party and those other Participants who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Participants against the Company and the Guarantors under this Section 4 if, in the reasonable judgment of the indemnified party, it is advisable for the indemnified party and those other Participants to be jointly represented by separate counsel, and in that event the reasonable fees and expenses of such separate counsel shall be paid by the Company and the Guarantors. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment to the extent required by this Section 4.

(d) In order to provide for just and equitable contribution in circumstances under which any of the indemnity provisions set forth in this Section 4 is for any reason held to be unenforceable by an indemnified party although applicable in accordance with its terms, the Company, the Guarantors and the Participants shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company, the Guarantors and the Participants, as incurred; provided, however, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation. As between the Company, the Guarantors and the Participants, such parties shall contribute to such aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by this Agreement in such proportion as shall be appropriate to reflect the relative fault of the Company and the Guarantors, on the one hand, and the Participants, on the other hand, with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantors, on the one hand, and of the Participants, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors, on the one hand, or by or on behalf of the Participants, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each Guarantor and the Participants agree that it would not be just and equitable if contribution pursuant to this Section 4 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the relevant equitable considerations. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 4 shall be deemed to include, for purposes of this Section 4, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend against any such action or claim. Notwithstanding the provisions of this Section 4, no Participant shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it were resold exceeds the amount of any damages which such Participant has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. The obligations of the Participants to contribute as provided in this Section 4(d) are several and not joint. The indemnity and contribution provisions contained in this Section 4 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Participant or on behalf of the Company and the Guarantors, or any person controlling such person, and (iii) acceptance of and payment for any of the Securities. The remedies provided for in this Section 4 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

5. Participation in an Underwritten Registration. No Holder may participate in an underwritten registration hereunder unless such Holder (a) agrees to sell such Holder’s Registrable Securities on the basis provided in the underwriting arrangement approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents reasonably required under the terms of such underwriting arrangements.

6. Selection of Underwriters. The Holders of Registrable Securities covered by the Shelf Registration Statement who desire to do so may sell the Securities covered by such Shelf Registration in an underwritten offering. In any such underwritten offering, the underwriter or underwriters and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Registrable Securities included in such offering; provided, however, that such underwriters and managers must be reasonably satisfactory to the Company.

7. Miscellaneous.

(a) Rule 144 and Rule 144A. For so long as the Company and each of the Guarantors is subject to the reporting requirements of Section 13 or 15 of the Exchange Act and any Registrable Securities remain outstanding, the Company and each of the Guarantors will file the reports required to be filed by it under the Securities Act and Section 13(a) or 15(d) of the Exchange Act and the rules and regulations adopted by the SEC thereunder; provided, however, that if the Company and the Guarantors cease to be so required to file such reports, they will, upon the request of any Holder of Registrable Securities, (a) make publicly available such information as is necessary to permit sales of the Company’s securities pursuant to Rule 144 under the Securities Act, (b) deliver such information to a prospective purchaser as is necessary to permit sales of its securities pursuant to Rule 144A under the Securities Act, and (c) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such Holder to sell its Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, (ii) Rule 144A under the Securities Act, as such rule may be amended from time to time, or (iii) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company and the Guarantors will deliver to such Holder a written statement as to whether they have complied with such requirements.

(b) No Inconsistent Agreements. The Company and the Guarantors have not entered into, nor will the Company and the Guarantors on or after the date of this Agreement enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof without the written consent of Holders of a majority in aggregate principal amount of the outstanding Registrable Securities. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company’s other issued and outstanding securities under any such agreements.

(c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company and the Guarantors have obtained the written consent of Holders of a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or departure; provided, that no amendment, modification or supplement or waiver or consent to the departure with respect to the provisions of Section 4 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder of Registrable Securities. Notwithstanding the foregoing sentence, (i) this Agreement may be amended, without the consent of any Holder of Registrable Securities, by written agreement signed by the Company, the Guarantors and the Initial Purchasers, to cure any ambiguity, correct or supplement any provision of this Agreement that may be inconsistent with any other provision of this Agreement or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with other provisions of this Agreement, (ii) this Agreement may be amended, modified or supplemented, and waivers and consents to departures from the provisions hereof may be given, by written agreement signed by the Company, the Guarantors and the Initial Purchasers to the extent that any such amendment, modification, supplement, waiver or consent is, in their reasonable judgment, necessary or appropriate to comply with applicable law and regulation (including any interpretation of the staff of the SEC) or any change therein and (iii) to the extent any provision of this Agreement relates to an Initial Purchaser, such provision may be amended, modified or supplemented, and waivers or consents to departures from such provisions may be given, by written agreement signed by such Initial Purchaser, the Company and the Guarantors.

(d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 7(d), which address initially is, with respect to the Initial Purchasers:

Lehman Brothers Inc.

1285 Avenue of the Americas, 13th Floor,

New York, New York 10019

Attention: Debt Capital Markets

Fax: 212-526-0943

and (ii) if to the Company, initially at the Company’s address:

Hughes Supply, Inc.

One Hughes Way

Orlando, FL 32805

Attn: General Counsel

and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 7(d).

All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day, if timely delivered to any courier guaranteeing overnight delivery.

Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

(e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of the Initial Purchasers, including, without limitation and without the need for an express assignment, subsequent Holders; provided, however, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

(f) Third Party Beneficiaries. Each Holder and any Participating Broker-Dealer shall be third party beneficiaries of the agreements made hereunder among the Initial Purchasers, the Company and the Guarantors, and the Initial Purchasers shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

(g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i) GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(k) Securities Held by the Company or its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(l) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company and the Guarantors with respect to the Securities. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company and the Guarantors with respect to the Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

HUGHES SUPPLY, INC.

	By:	/s/ David Bearman
	Name:	David Bearman
	Title:	Executive Vice President and Chief Financial Officer

GUARANTORS:

Address:

One Hughes Way	CAROLINA PUMP & SUPPLY CORP.
Orlando, FL 32805	CENTURY MAINTENANCE SUPPLY, INC.
DOUGLAS LEONHART & ASSOCIATES, INC.
ELECTRIC LABORATORIES AND SALES CORPORATION
GILLELAND CONCRETE PRODUCTS, INC.
HSI ACQUISITION CORPORATION
HSI FUSION SERVICES, INC.
HSI PROPERTIES, LLC
HUGHES AVIATION, INC.
HUGHES CANADA, INC.
HUGHES MRO, INC.
HUGHES SUPPLY MANAGEMENT SERVICES, INC.
HUGHES SUPPLY SHARED SERVICES, INC
HUGHES SUPPLY (VA), INC.
HUGHES WATER & SEWER COMPANY
JUNO INDUSTRIES, INC.
KAMEN SUPPLY COMPANY, INC.
KINGSTON PIPE INDUSTRIES, INC.
MEREX CORPORATION
METALS INCORPORATED
METALS INC. - GULF COAST DIVISION
MILLS & LUPTON SUPPLY COMPANY
MOORE ELECTRIC SUPPLY, INC.
MOUNTAIN COUNTRY SUPPLY, INC.
NATIONAL POWERX, INC.
OLANDER & BROPHY, INCORPORATED
ONE STOP SUPPLY, INC.
PAINE SUPPLY OF JACKSON, INC.
PANHANDLE PIPE & SUPPLY CO., INC.
REACTION SUPPLY CORPORATION

SCOTT-PARISH ELECTRICAL SUPPLY COMPANY
SHRADER HOLDING COMPANY, INC.
STAINLESS TUBULAR PRODUCTS, INC.
STANDARD WHOLESALE SUPPLY COMPANY
TODD PIPE & SUPPLY – EL MONTE, INC.
TODD PIPE & SUPPLY – ESCONDIDO, INC.
TODD PIPE & SUPPLY – GARDEN GROVE, INC.
TODD PIPE & SUPPLY – HAWTHORNE, INC.
TODD PIPE & SUPPLY – LAS VEGAS, INC.
TODD PIPE & SUPPLY – RIVERSIDE, INC.
TODD PIPE & SUPPLY – SAN DIEGO, INC.
TODD PIPE & SUPPLY – SEPULVEDA, INC.
U.S. FUSION SERVICES, INC.
USCO INCORPORATED
UTILISERVE, INC.
UTILISERVE HOLDINGS, INC.
WARNER WATERWORKS SALES COMPANY OF WYOMING
WATERWORKS HOLDING COMPANY
WATERWORKS SALES COMPANY
WCC MERGER CORPORATION
WIDE-WORLD TRAVEL NETWORK, INC.
Z&L ACQUISITION CORP.

	By:	/s/ Jay K. Clark
	Name:	Jay K. Clark
	Title:	Assistant Treasurer

Address:

One Hughes Way	SOUTHWEST STAINLESS, L.P.
Orlando, FL 32805	HUGHES MRO, LP

	By:	Z&L ACQUISITION CORP, General Partner

	By:	/s/ Jay K. Clark
	Name:	Jay K. Clark
	Title:	Assistant Treasurer

Address:
One Hughes Way	PRO VALUE, LLC
Orlando, FL 32805

	By:	HUGHES SUPPLY SHARED SERVICES, INC., Manager

	By:	/s/ Jay K. Clark
	Name:	Jay K. Clark
	Title:	Assistant Treasurer

Address:
1403 Foulk Road, Suite 102	HUGHES SUPPLY IP, INC.
Wilmington, DE 19803	L & T OF DELAWARE, INC.
SWS ACQUISITION, LLC
SWS FUNDING, LLC

	By:	/s/ John Z. Paré
	Name:	John Z. Paré
	Title:	Assistant Secretary

Address:
Harbor Centre	HSI FUNDING, LLC
Fourth Floor	HHH, LLC
George Town	HSI HOLDINGS, INC.
Grand Cayman, Cayman Islands	HSI IP, INC.

	By:	/s/ John Z. Paré
	Name:	John Z. Paré
	Title:	Assistant Secretary

Address:
One Hughes Way	HSI NORTH CAROLINA, LLC
Orlando, FL 32805	HUGHES SUPPLY CA, LLC

	By:	/s/ Jay K. Clark
	Name:	Jay K. Clark
	Title:	Assistant Treasurer

Address:
One Hughes Way	HSI INDIANA, LLC
Orlando, FL 32805

By: ELECTRIC LABORATORIES AND SALES
CORPORATION, Manager

	By:	/s/ Jay K. Clark
	Name:	Jay K. Clark
	Title:	Assistant Treasurer

Address:
One Hughes Way	HUGHES MRO #1, LLC
Orlando, FL 32805
	By:	HUGHES MRO, INC., Manager

	By:	/s/ Jay K. Clark
	Name:	Jay K. Clark
	Title:	Assistant Treasurer

Address:
One Hughes Way	CENTURY MAINTENANCE MANAGEMENT, LLC
Orlando, FL 32805

	By:	CENTURY AIR SUPPLY, INC., Manager

	By:	/s/ John Z. Paré
	Name:	John Z. Paré
	Title:	Secretary

Address:
One Hughes Way	CENTURY GP MANAGEMENT, L.L.C.
Orlando, FL 32805	CENTURY LP INVESTMENTS, L.L.C.

By: CENTURY MAINTENANCE
MANAGEMENT, LLC, Manager

By: CENTURY AIR SUPPLY, INC., Manager

	By:	/s/ John Z. Paré
	Name:	John Z. Paré
	Title:	Secretary

Address:
One Hughes Way	HUGHES MRO #2, LLC
Orlando, FL 32805
By: CENTURY MAINTENANCE L.P., Manager

By: CENTURY MAINTENANCE
MANAGEMENT, LLC, General Partner

By: CENTURY AIR SUPPLY, INC., Manager

	By:	/s/ John Z. Paré
	Name:	John Z. Paré
	Title:	Secretary

Address:
One Hughes Way	CENTURY MAINTENANCE, L.P.
Orlando, FL 32805	CENTURY MAINTENANCE (HOUSTON), L.P.
CENTURY SERVICES, L.P.

By: CENTURY MAINTENANCE
MANAGEMENT, LLC, General Partner

By: CENTURY AIR SUPPLY, INC., Manager

	By:	/s/ John Z. Paré
	Name:	John Z. Paré
	Title:	Secretary

Address:
One Hughes Way	CENTURY AIR SUPPLY, INC.
Orlando, FL 32805	CENTURY MAINTENANCE SUPPLY-S CAL, INC.

	By:	/s/ John Z. Paré
	Name:	John Z. Paré
	Title:	Secretary

Address:
1403 Foulk Road, Suite 102	HUGHES INSURANCE HOLDINGS, INC.
Wilmington, DE 19803

	By:	/s/ John Z. Paré
	Name:	John Z. Paré
	Title:	Secretary

Address:
Clarendon House	HUGHES INSURANCE COMPANY, LTD.
2 Church Street
Hamilton HM 11

	By:	/s/ John Z. Paré
	Name:	John Z. Paré
	Title:	Secretary

Address:
1202-B Col. Las America	MEREX DE MEXICO, S.A. DE C.V.
Tampico, MX 89329	MEREX DIESEL POWER, S.A. DE C.V.

	By:	/s/ Hernan Gustavo Jofre Rodriguez
	Name:	Hernan Gustavo Jofre Rodriguez
	Title:	Administrator

Confirmed and accepted as of
the date first above written:

LEHMAN BROTHERS INC.
BANC OF AMERICA SECURITIES LLC
SUNTRUST CAPITAL MARKETS, INC.
WELLS FARGO SECURITIES, LLC

BY LEHMAN BROTHERS INC.

By:	/s/ Richard Siegel
Authorized Representative

BANC OF AMERICA SECURITIES LLC

By:	/s/ Lily Chang
Name: Lily Chang
Title: Principal

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